ACQUISITION OF GATOS SILVER, INC.	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about business combination [abstract]
ACQUISITION OF GATOS SILVER, INC. [Text Block]

4. ACQUISITION OF GATOS SILVER, INC.

Consideration and Purchase Price Allocation

On January 16, 2025, the Company completed its acquisition of Gatos pursuant to a merger agreement that was entered into between the parties on September 4, 2024 (the "Merger Agreement"), and as a result of such acquisition, Gatos became a wholly-owned subsidiary of the Company. The Company issued an aggregate of 177,433,006 common shares of the Company to acquire all of the issued and outstanding shares of common stock of Gatos (in addition to a nominal amount of cash in lieu of fractional First Majestic common shares), resulting in former Gatos shareholders holding approximately 38% of the issued and outstanding common shares of the Company post-closing on a fully diluted basis at the closing of the transaction. In addition, the Merger Agreement provided for the issuance by First Majestic of options to purchase an aggregate of 8,242,244 First Majestic options in exchange for all existing Gatos options at exercise prices adjusted by the exchange ratio of 2.55 ("the Exchange Ratio"). All existing RSUs and DSUs of Gatos were settled for an aggregate of 2,207,762 First Majestic common shares.

Gatos holds a 70% interest in the Los Gatos Joint Venture ("LGJV"), which owns the producing Los Gatos underground silver mine in Chihuahua, Mexico. The Los Gatos mine consists of approximately 103,000 hectares of mineral rights, representing a highly prospective and under-explored district with numerous silver-zinc-lead epithermal mineralized zones identified as priority targets. The acquisition was completed in order to support the Company's growth strategy by adding another cornerstone asset within a world-class mining jurisdiction to the Company's portfolio.

Management has concluded that Gatos constitutes a business and, therefore, the acquisition is accounted for in accordance with IFRS 3 - Business Combinations. Given the delivery of the consideration and the fulfillment of the covenants as per the Merger Agreement, the transaction was deemed to be completed with First Majestic identified as the acquirer. Based on the opening market price of the Company's common shares on January 16, 2025 (the "Acquisition Date"), the total consideration for the Gatos acquisition was $1.05 billion. The Company began consolidating the operating results, cash flows and net assets of Gatos from January 16, 2025 onwards.

The determination of the fair value of assets acquired and liabilities assumed is based on a detailed valuation of Gatos' net assets, utilizing income, market, and cost valuation methods conducted with the assistance of an independent third party. The determination of the fair value of assets acquired and liabilities assumed was previously reported based on preliminary estimates at the Acquisition Date. During the second quarter of 2025, the Company finalized the full and detailed valuation of the fair value of the net assets of Gatos acquired using income, market, and cost valuation methods with the assistance of an independent third party.

Total consideration for the acquisition was valued at $1.05 billion on the Acquisition Date. The following table summarizes the consideration paid as part of the purchase price:

Total Consideration

177,433,066 Consideration Shares issued to Gatos shareholders with a fair value of $5.68 per share(1)	$1,007,819
2,207,762 DSUs and RSUs of Gatos converted to First Majestic common shares with a fair value of $5.68 per share(1)	12,540
8,242,244 Options of Gatos converted to First Majestic Options with an accounting fair value of $3.51 per option(3)	26,023
Other consideration(2)	7,841
Total consideration	$1,054,223

(1) Fair value of Consideration Shares was estimated at $5.68 per share based on the opening price of First Majestic's common shares on the New York Stock Exchange on January 16, 2025.

(2) Other consideration is made up of cash payments for withholding taxes and payments made for fractional shares.

(3) The fair value of Options was estimated using the Black-Scholes method as at the Acquisition Date, using the following assumptions:

Risk-free interest rate (%)	2.94% - 3.05%
Expected life (years)	3.99
Expected Volatility (%)	58%
Expected dividend yield (%)	0.28%

The following table summarizes the purchase price allocated to the identifiable assets and liabilities of Gatos based on their estimated fair values on the Acquisition Date:

Allocation of Purchase Price
Cash and cash equivalents(2)	$167,401
Inventories	19,107
Trade and other receivables(1)	19,644
VAT receivables	2,026
Prepaid expenses and other	6,505
Mining interest	1,658,689
Property, plant and equipment	185,261
Right-of-use assets	281
Trade and other payables	(65,037)
Income taxes payable	(12,717)
Lease obligations	(415)
Decommissioning liabilities	(8,112)
Deferred tax liabilities	(511,314)
Net assets acquired	$1,461,319
Non-controlling interests	(407,096)
Net assets attributable to the Company	$1,054,223

(1) Trade and other receivables are expected to be fully recoverable.

(2) Cash acquired by the Company on the Acquisition Date was $159.6 million net of withholding taxes on RSU settlements and payments made for fractional shares amounting to $7.8 million.

Financial and operating results of Gatos are included in the Company's consolidated financial statements effective January 16, 2025. During the year ended December 31, 2025, the acquisition of Gatos contributed $489.8 million in revenues and $151.5 million in net earnings to the Company's financial results since January 16, 2025.

Had the business combination been effective as at January 1, 2025, the Company's pro forma revenues and net earnings for the year ended December 31, 2025 would have been $1,274.7 million and $214.2 million, respectively. Total transaction costs of $5.6 million related to the acquisition were expensed during the year.

The Company used discounted cash flow models to determine the fair value of the depletable mining interest. The expected future cash flows are based on estimates of future silver, gold, lead, zinc and copper prices, estimated quantities of mineral reserves and mineral resources, expected future production costs and capital expenditures based on the life of mine plans at the Acquisition Date. The discounted future cash flow models used a 6.00% discount rate based on the Company's assessment of country risk, project risk and other potential risks specific to the acquired mining interest.

The significant assumptions used in the determination of the fair value of the mining interests were as follows:

Average long-term prices:
Silver	$28.50
Gold	$2,200
Zinc	$1.25
Lead	$1.10
Copper	$4.50
Discount rate	6.0%
Average grades over life of mine:
Silver	150 g/t
Gold	0.21 g/t
Zinc	3.84%
Lead	2.01%
Copper	0.20%
Average recovery rate:
Silver	88.20%
Gold	54.20%
Zinc	63.10%
Lead	88.10%
Copper	74.00%
Mine life (years)	10

The Company used a market approach to determine the fair value of exploration potential by comparing the costs of other precedent market transactions on a dollar per hectare basis. Those amounts were used to determine the range of area-based resources multiples implied within the value of transactions by other market participants. Additionally, the Company completed a secondary valuation by comparing the costs of other precedent transactions within the industry on a dollar per in situ ounce basis and selected a multiple within this range for additional ounces identified outside of the life-of-mine. Management made a significant assumption in the determination of the fair value of exploration potential by using an implied multiple of $5,208 per hectare or $3.16 per silver equivalent ounce for a total of $536.4 million. The Company accounted for exploration potential through inclusion within non-depletable mineral interest.